EXHIBIT 10.1



                 REGULATION S SECURITIES SUBSCRIPTION AGREEMENT


     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OF SOLICITATION WOULD BE UNLAWFUL. INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Regulation S Securities Subscription Agreement (the "Agreement" or the "Subscription Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the Subscriber for shares of Series B Preferred Stock (the "Preferred Stock") of GOLF-TECHNOLOGY HOLDING, INC., an Idaho corporation (the "Company"), and offered in units of not less than 100 shares. The Company is offering an aggregate face amount of $9,231,000 (U.S.) (9,231 shares with a face amount of $1,000 (U.S.) per share) at an aggregate purchase price of $6,000,150 (U.S.), the purchase price representing a 35% discount to (or 65% of) the total face amount of the shares purchased. The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock of the Company ("Shares"), are set forth in the Certificate of Designation of Series B Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation"). The
                   ---------
solicitation of this Subscription and, if accepted by the Company, the offer and sale of Preferred Stock, are being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated under the United States Securities Act of 1933, as amended (the "Act"). The Preferred Stock and the Shares issuable upon conversion thereof are sometimes referred to herein as the "Securities." The Subscriber wishes to subscribe for the number of shares of Preferred Stock set forth in Section 15 in accordance with the terms and conditions of the Certificate of Designation and this Agreement. It is agreed as follows:

1.   Offer to Subscribe; Purchase Price

     The Subscriber hereby offers to purchase and subscribe for the number of shares of Preferred Stock, and at the price, set out in Section 15 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company on the day so directed, to an escrow agent, against the Company's delivery of certificates representing the Preferred Stock subscribed for. If the Closing does not occur, the funds of the Subscriber shall be returned from escrow. The payment shall be made by delivering same day funds in United States Dollars as designated above.

2. Representations; Access to Information; Independent Information; Independent Investigation

     The Subscriber represents and warrants to and covenants with the Company, on its own behalf and on behalf of each person or entity for which the Subscriber is acting as a fiduciary, as follows:

     2.1  Offshore Transaction.  The Subscriber represents and warrants to the
          --------------------
          Company that (i) neither the Subscriber nor any of the investors on whose behalf the Subscriber may purchase and hold Preferred Stock or Shares (the "Investors") is a "U.S. person" as that term is defined in Rule 902(o) of Regulation S (a copy of which definition is attached as Exhibit B), and neither the Subscriber nor any Investor is an entity
          ---------
          organized or incorporated under the laws of any foreign jurisdiction by any "U.S person" principally for the purpose of investing in securities not registered under the Act, unless the Subscriber is or was organized or incorporated by "U.S. persons" who are accredited investors (as defined in Rule 501(a) under the Act) and who are not natural persons, estates or trusts ("Institutional Investors"), and all owners of interests in such entity who are "U.S. persons" are Institutional Investors, and not natural persons, estates or trusts;
          (ii) the Preferred Stock was not offered to the Subscriber or to any Investor in the United States and at the time of execution of this Subscription Agreement and of any offer to the Subscriber or to the Investors to purchase the Preferred Stock hereunder, the Subscriber and each such Investor was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale and resale of the Securities have not been prearranged with any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor,

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          if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of all Preferred Stock offered and ending forty-five (45) days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber has not been engaged or acted as or on behalf of a distributor or dealer (and is not an affiliate of a distributor or dealer) with respect to this transaction.

     2.2  Independent Investigation.  The Subscriber, in offering to subscribe
          -------------------------
          for the Securities hereunder, has relied upon an independent investigation made by it and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber will keep confidential all non-public information regarding the Company that the Subscriber receives from the Company. In making its investment decision to purchase the Preferred Stock, the Subscriber is not relying on any oral or written representations or assurances from the Company or any other person or any representation of the Company or any other person other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable of evaluating the risk of its investment and determining the suitability of its investment. The Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D, a copy of which definition is attached hereto as Exhibit C.
                    ---------

     2.3  Economic Risk.  The Subscriber understands and acknowledges that an
          -------------
          investment in the Shares involves a high degree of risk, including a possible total loss of investment. The Subscriber represents that the Subscriber is able to bear the economic risk of an investment in the Preferred Shares. In making this statement the Subscriber hereby represents and warrants that the Subscriber has adequate means of providing for the Subscriber's current needs and contingencies; the Subscriber is able to afford to hold the Preferred Shares for an indefinite period and the Subscriber further represents that the Subscriber has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment in the Preferred Shares to be received by the Subscriber. Further, the Subscriber represents that the Subscriber is able to bear the economic risks of an investment in the Preferred Shares; the Subscriber has no present need for liquidity in such Preferred Shares; the Subscriber can afford a complete loss of such investment in the Preferred Shares; and the Subscriber is willing to accept such investment risks. The Subscriber understands that upon mutual agreement of the Company and J.P. Carey Enterprises, Inc., as agent for the Subscribers, the Closing may be for less than _____ Preferred

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          Shares.

     2.4  No Government Recommendation or Approval.  The Subscriber understands
          ----------------------------------------
          that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

     2.5  No Directed Selling Efforts in Regard to this Transaction.  The
          ---------------------------------------------------------
          Subscriber has not, and to the best of the Subscriber's knowledge, neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares.

     2.6  Reliance on Representation.  This Agreement is made by the Company
          --------------------------
          with the Subscriber in reliance upon such Subscriber's representations and covenants made in this Section 2, which by his execution of this Agreement the Subscriber hereby confirms. If the Subscriber includes or consists of more than one person or entity, the obligations of the Subscriber shall be joint and several and the representations and warranties herein contained shall be deemed to be made by and be binding upon each such person or entity and their respective heirs, executors, administrators, successors and assigns.

     2.7  No Registration.  Subscriber understands that the Preferred Stock and
          ---------------
          the Common Stock issuable upon conversion of the Preferred Stock have not been registered under the Act and are being offered and sold pursuant to an exemption from registration contained in the Act based in part upon the representations of Subscriber contained herein. The Common Stock does, however, carry certain registration rights as set forth in the Registration Rights Agreement executed by the parties hereto (the "Registration Rights Agreement").

     2.8  No Public Solicitation.  Subscriber knows of no public solicitation or
          ----------------------
          advertisement of an offer in connection with the proposed issuance and sale of the Preferred Stock.

     2.9  Investment Intent.  Subscriber is acquiring the Preferred Stock to be
          -----------------
          issued and sold hereunder (and the Shares issuable upon conversion of the Preferred Stock) for the Subscriber's own account (or for beneficiaries' accounts over which the Subscriber has investment discretion but no discretionary voting or dispositive authority). Subscriber and each other party acquiring Preferred Stock and the shares issuable upon conversion of the Preferred Stock pursuant to this Agreement are acquiring such securities for investment and not with

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          a view to the distribution thereof.  Subscriber understands that
          Subscriber must bear the economic risk of this investment indefinitely unless the sale of such Preferred Stock or such Shares is registered pursuant to the Act, or an exemption from such registration is available, and that except as set forth in the Registration Rights Agreement, the Company has no present intention of registering any such sale of the Preferred Stock or such Shares. Subscriber represents and warrants to the Company that it has no present plan or intention of selling the Preferred Stock or the Shares in the United States, has made no predetermined arrangements to sell the Preferred Stock or the Shares other than as provided in the Registration Rights Agreement and that the offering by the Company of its securities to the Subscriber, as contemplated in this Subscription Agreement (the "Offering"), together with any subsequent resale of the Preferred Stock or the Shares, is not part of a plan or scheme to evade the registration provisions of the Act. Subscriber currently has no short position in the Shares, including any short call position or any long put position or any contract or arrangement that has the effect of eliminating or substantially diminishing the risk of ownership of the Preferred Stock or the Shares, nor has engaged in any hedging transaction with respect to the Preferred Stock or the Shares. Subscriber covenants that neither Subscriber nor its affiliates nor any person acting on its or their behalf has the intention of entering, or will enter during the Restricted Period, into any put option, short position or any hedging transaction or other similar instrument or position with respect to the Shares or securities of the same class as the Shares and neither Subscriber nor any of its affiliates nor any person acting on its or their behalf will use at any time Shares acquired pursuant to this Agreement to settle any put option, short position or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

     2.10 No Sale in Violation of the Act.  Subscriber further covenants that
          -------------------------------
          Subscriber will not make any sale, transfer or other disposition of the Preferred Stock or the Shares in violation of the Act (including Regulation S), the Securities Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.

     2.11 Incorporation and Authority.  Subscriber has the full power and
          ---------------------------
          authority to execute, deliver and perform this Agreement and to perform its obligations hereunder. This Agreement has been duly approved by all necessary action of Subscriber, including any necessary shareholder approval, has been executed by persons duly authorized by Subscriber, and constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms.

     2.12 No Reliance on Tax Advice.  Subscriber has reviewed with his, her or
          -------------------------
          its own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this

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          Agreement.  Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.13 Independent Legal Advice.  Subscriber acknowledges that Subscriber has
          ------------------------
          had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement, except for the representations, warranties and covenants set forth herein and in the opinion provided for in Section 7.5 herein. Subscriber acknowledges that the law firm of Nelson Mullins Riley & Scarborough, L.L.P., which is acting as escrow agent in connection with this transaction, is not legal counsel to Subscriber and has not provided legal advice to Subscriber.

     2.14 Compliance.  If Subscriber becomes subject to Section 13(d) of the
          ----------
          Exchange Act, Subscriber will duly file the required Schedule thereunder.

     2.15 Not an Affiliate.  Subscriber is not an officer, director or
          ----------------
          "affiliate" (as that term is defined in Rule 405 of the Act) of the Company.

     2.16 No Pledges.  Subscriber has not pledged the Securities, and will not
          ----------
          pledge the Securities during the Restricted Period (as defined below), as collateral in a margin account or otherwise with a U.S. person.

     2.17 No Inquiries.  Subscriber has not been the subject of a regulatory
          ------------
          inquiry by the Commission.

     2.18 Warranties of Other Parties.  If Subscriber is purchasing the
          ---------------------------
          Preferred Stock for the accounts of parties other than Subscriber (as contemplated by Section 2.9 above), Subscriber has full power and authority to make the representations, warranties and agreements made pursuant to this Agreement on behalf of the owners of such accounts, and agrees that each representation, warranty and agreement made by Subscriber herein is also made by and on behalf of each owner of each such account.

3.   Resales

     Subscriber acknowledges and agrees that the Securities may and will only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

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4.   Legends; Subsequent Transfer of Securities

     4.1  Legends.  The certificate(s) representing the Preferred Stock shall
          -------
          bear the legend set forth below and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law. Assuming that there are no changes in the material facts set forth in Section 2 of this Agreement or applicable law from the date hereof until the date of conversion, and subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the certificate representing the Shares into which the Preferred Stock is converted after the Restricted Period shall not bear a legend.

               "The shares of preferred stock of Golf-Technology Holding, Inc. (the "Issuer") represented by this certificate have been issued pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the "Act"), and have not been registered under the Act or any applicable state securities laws. These shares may not be offered or sold within the United States or to or for the account of a "U.S. Person" (as that term is defined in Regulation S) during the period commencing on the sale of these securities and ending on the forty-fifth (45th) day following completion of the Regulation S offering of the Issuer pursuant to which these shares have been issued, which day is ______________, 1996 (the
               "Restricted Period"). The shares of preferred stock represented by this certificate may first be converted into common stock of the issuer on ________________, 1996. The Issuer will notify the transfer agent of the date of completion of such offering and of the expiration of such Restricted Period. Following expiration of the Restricted Period, these shares may not be offered or sold unless such offer or sale is registered or exempt from registration under the Act."

     4.2  Transfers.  Subject to receipt of a legal opinion from legal counsel
          ---------
          to the Company, the Company agrees, and shall instruct its agents, that the Securities may be transferred to any person or entity who is not an affiliate of the Company if such transfer occurs after the Restricted Period, without (a) any further restriction on transfer (provided the transfer is made in compliance with the Act) or (b) the entry of a "stop transfer" order against such Securities, and the Securities delivered to the transferee shall not bear a legend. The Company may place a stop transfer order on any Common

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          Stock issued upon conversion of Preferred Stock during the Restricted
          Period for the duration of the Restricted Period. Upon election by the Subscriber to convert the Preferred Stock into Shares, the Subscriber shall deliver to the Company a duly completed Notice of Conversion (a "Notice of Conversion") in the form attached to this Agreement.

5.   Issuance of Further Securities

     5.1  Restrictions on Additional Issuances.  The Company will not issue any
          ------------------------------------
          debt or equity securities for cash in public or private capital raising transactions for a period of six (6) months after the Closing, without the prior written consent of the Subscriber; provided, however, the requirement for Subscriber's prior written consent shall not apply to: (i) the issuance of securities pursuant to the exercise of options or warrants issued and outstanding on April 15, 1996; (ii) any transaction involving the Company's arrangements, now or in the future, with commercial banks or other lending institutions; (iii) issuances of securities pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company owns more than fifty percent (50%) of the voting power of such corporation following such transaction; (iv) any acquisition or disposition of a product or a license by the Company on the condition that such issuance is approved by the Board of Directors of the Company; or (v) the issuance of securities upon exercise or conversion of the Company's Series A or Series B Preferred Stock outstanding on the date of the Closing (collectively, the "Permitted Issuances"). The Company additionally agrees not to issue, except as dividends upon outstanding shares of Series B Preferred Stock, any shares of Series A or Series B Preferred Stock at any time subsequent to the Closing, and agrees that issuances of Series A or Series B Preferred Stock subsequent to the Closing shall not constitute Permitted Issuances.

     5.2  Right of First Refusal.  The Company hereby grants to the Subscriber
          ----------------------
          the right of first refusal to purchase all (or any part) of New Securities (as defined in this Section) that the Company may, from time to time, propose to sell and issue. "New Securities" shall mean any capital stock of the Company, whether now authorized or not, and rights, options or warrants to purchase said capital stock, and debt or equity securities of any type whatsoever that are, or may become, convertible into said capital stock; provided, however, that the term "New Securities" does not include Permitted Issuances. In the event that the Company proposes to undertake an issuance of New Securities, it shall give the Subscriber written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. The Subscriber shall have fifteen (15) days from the date of receipt of any such notice to agree to purchase all or less than all of the New Securities for the price and upon the general terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. If the Subscriber fails to exercise

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          in full the right of first refusal within such fifteen (15) day period, the Company shall have sixty (60) days thereafter to sell the New Securities respecting which the Subscriber's rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event that the Company has not sold the New Securities within such sixty (60) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Subscriber in the manner provided above. The right of first refusal granted under this Section shall terminate upon the earlier of: (i) May 21, 1999; or (ii) the date upon which the Subscriber ceases to own any securities: (a) purchased in the Offering; (b) issued with respect to or upon conversion of securities purchased in the Offering; or (c) purchased pursuant to the right of first refusal granted under this Section.

6.   Representations, Warranties and Covenants of Company

     The Company represents and warrants to and covenants with the Subscriber as follows:

     6.1  Organization, Good Standing, and Qualification.  The Company is a
          ----------------------------------------------
          corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 6.5 below.

     6.2  Corporate Condition.  None of the Company's filings made pursuant to
          -------------------
          the Exchange Act, including, but not limited to, those reports referenced in Section 6.5 below, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber in writing.

     6.3  Authorization.  All corporate action on the part of the Company, its
          -------------
          officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Preferred Stock being sold hereunder and the Common Stock issuable upon conversion of the Preferred Stock have been taken, and this

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          Agreement constitutes a valid and legally binding obligation of the
          Company, enforceable in accordance with its terms.

     6.4  Valid Issuance of Preferred Stock and Common Stock.  The Preferred
          --------------------------------------------------
          Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Common Stock issuable upon conversion of the Preferred Stock when issued in accordance with the terms of the Certificate of Designation, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Preferred Stock, will be issued in compliance with all applicable U.S. federal and state securities laws.

     6.5  Current Public Information.  The Company represents and warrants to
          --------------------------
          the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(l) of Regulation S and it has a class of securities registered under Section 12(g) of the Exchange Act and has filed all the materials required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Subscriber has obtained copies of the Company's Form 10-KSB Annual Report for the year ended December 31, 1995 and Form 10-QSB for the fiscal quarter ended March 31, 1996. The Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber prior to consummation of this Offering.

     6.6  No Directed Selling Efforts in Regard to this Transaction.  The
          ---------------------------------------------------------
          Company has not, and to the best of the Company's knowledge neither the Subscriber nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of Shares. The Company represents and warrants that the Offering is not part of a plan or scheme to evade the registration provisions of the Act.

     6.7  No Conflicts.  The execution and delivery of this Agreement and the
          ------------
          consummation of the issuance of the Securities and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or bylaws of the Company,

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          or any indenture, mortgage, deed of trust or other material payment or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

     6.8  Issuance of Securities.  The Company will issue one or more
          ----------------------
          certificates representing the Preferred Shares in the name of Subscriber in such denominations to be specified by the Company prior to closing. Upon conversion of the Preferred Shares in accordance with their terms, the Company will issue one or more certificates representing Shares in the name of Subscriber and in such denominations to be specified by Subscriber prior to conversion. Subject to the Company's transfer agent's receipt of a legal opinion from legal counsel to the Company, the Shares to be issued upon conversion of the Preferred Shares shall not bear any restrictive legends. The Company further warrants that no instructions other than these instructions, and instructions for a "stop transfer" until the end of the Restricted Period, have been given to the transfer agent and also warrants that the Shares shall otherwise be freely transferable by Subscriber on the books and records of the Company subject to compliance with Federal and State securities laws, the receipt of a legal opinion from legal counsel to the Company and the terms of the Preferred Shares. The Company will notify the transfer agent of the date of completion of the Offering and of the date of expiration of the Restricted Period. Nothing in this section shall affect in any way Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.9  No Action.  The Company has not taken and will not take any action
          ---------
          that will affect in any way the running of the Restricted Period or the ability of Subscriber to resell freely the Securities in accordance with applicable securities laws and the Agreement.

     6.10 Compliance with Laws.  As of the date hereof, the conduct of the
          --------------------
          business of the Company complies in all material respects with all material statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulations, ordinance, rule, judgement, order or decree from any governmental authority. The Company shall comply with all applicable securities laws with respect to the sale of the Securities, including but not limited to the filing of all reports required to be filed in connection therewith with the Securities and Exchange Commission or any stock exchange or the NASDAQ Stock Market or any other regulatory authority.

     6.11 Litigation.  Except as disclosed in the Company's Annual Report on
          ----------
          Form 10-KSB, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which could reasonably be expected to result in any material adverse change in the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company.

     6.12 No U.S. Offering.  The Company represents that it has not offered the
          ----------------
          Securities to the Subscriber or any Investor in the U.S. or to any person in the United States or any U.S. person.

     6.13 Disclosures.  There is no fact known to the Company (other than
          -----------
          general economic conditions known to the public generally) that has not been disclosed in writing to the Subscriber that (a) could reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Company, or which could reasonably be expected to materially and adversely affect the properties or assets of the Company or (b) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Subscription Agreement and the issuance of the Preferred Stock hereunder.

     6.14 Commissions.  Except for a fee which is payable by the Company to J.P.
          -----------
          Carey Enterprises, Inc., no other person, firm or corporation will be entitled to receive any brokerage fee, commission or other similar payment from the Company in connection with the consummation of the transactions contemplated hereby and the Company shall not make any such payment to any person, firm or corporation other than J.P. Carey Enterprises, Inc.

     6.15 Capitalization.  The Company, as of the date of the Closing, will have
          --------------
          outstanding the number of shares of Common Stock, Preferred Stock and Warrants as set forth on Exhibit D.
                                   ---------

7.   Additional Covenants of Company

     7.1  Accountants.  The Company shall, until at least the second anniversary
          -----------
          of the date of the Closing (the "Closing Date"), maintain as its independent auditors an accounting firm that is authorized to practice before the SEC.

     7.2  Corporate Existence and Taxes.  The Company shall, until at least the
          -----------------------------
          second anniversary of the Closing Date, maintain its corporate existence in good standing, and shall pay all its taxes when due except for taxes which the Company disputes.

     7.3  Reserved Shares and Listings.  For so long as any shares of Preferred
          ----------------------------
          Stock held by the Subscriber remain outstanding:

          (a) the Company will reserve from its authorized but unissued shares of Common Stock ("Common Stock") a sufficient number of Shares to permit the conversion in full of the outstanding shares of Preferred Stock; and

          (b) the Company will, immediately following the Closing, utilize its reasonable best efforts to cause its shares of common stock to be listed on the NASDAQ SmallCap Market and, once listed, will utilize its reasonable best efforts to maintain such listing.

     7.4  Liquidated Damages for Late Conversion.  As set forth in the
          --------------------------------------
          Certificate of Designation, the Company shall use all reasonable efforts to issue and deliver, within three business days after the Subscriber has fulfilled all conditions and submitted all necessary documents duly executed and in proper form required for conversion (the "Deadline"), to the Subscriber or any party receiving Preferred Stock by transfer from the Subscriber (together with the Subscriber, a "Holder"), at the address of the Holder on the books of the Company, a certificate or certificates for the number of Shares of Common Stock to which the Holder shall be entitled. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Deadline could result in economic loss to the Holder. As compensation to the Holder for such loss, the Company agrees to pay liquidated damages to the Holder for late issuance of Shares upon conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond three business days from the date of receipt by the Company of a Notice of Conversion and the transfer agent of all necessary documentation duly executed and in proper form required for conversion, including the original certificate representing the Preferred Shares to be converted, all in accordance with this Agreement, the Certificate of Designation and the requirements of the transfer agent):

          No. Business Days Late        Liquidated Damages
          ----------------------        ------------------

               1                        $500
               2                        $1,000
               3                        $1,500
               4                        $2,000
               5                        $2,500
               6                        $3,000
               7                        $3,500
               8                        $4,000
               9                        $4,500
               10                       $5,000
            >  10                       $5,000 + $1,000 for each
                                        Business Day Late beyond 10 days

          The Company shall pay the Holder any liquidated damages incurred under this Section by check upon the earlier to occur of (i) issuance of the Shares to the Holder or (ii) each monthly anniversary of the receipt by the Company of such Holder's Notice of Conversion. Nothing herein shall limit the Subscriber's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to the Subscriber in accordance with the terms of the Certificate of Designation.

     7.5  Conversion Notice.  The Company agrees that, in addition to any other
          -----------------
          remedies which may be available to the Subscriber, including, but not limited to, remedies available under Section 7.4 of this Agreement, in the event the Company fails for any reason to effect delivery to the Subscriber of certificates representing Shares within three business days following receipt by the Company of a Notice of Conversion, the Investor will be entitled to revoke the Notice of Conversion by delivering a notice to such effect to the Company whereupon the Company and the Subscriber shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion.

     7.6  Opinion of Counsel.  Subscriber shall, upon purchase of the shares of
          ------------------
          Preferred Stock, receive an opinion letter from Pryor, Cashman, Sherman & Flynn, counsel to the Company, to the effect that (i) the Company is duly incorporated and validly existing; (ii) this Agreement, the issuance of the Preferred Stock, and the issuance of the Common Stock upon conversion of the Preferred Stock have been duly approved by all required corporate action, and that all such securities, upon due issuance, shall be validly issued and outstanding, fully paid and nonassessable; (iii) this Agreement and the Registration Rights Agreement are valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforceability of any indemnification provisions may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of laws governing specific performance and other equitable remedies; and (iv) based upon the representations and warranties of the Company and each Subscriber in the Offering, the offer and sale of the Preferred Stock to the Subscriber is exempt from the registration requirements of the Securities Act; except that with respect to the foregoing opinions counsel may add such qualifications as are consistent with firm practice, including an assumption that the transaction does not constitute a plan or scheme to evade the registration provisions of the Act.

     7.7  Consultation with Legal Counsel.  The Company shall consult with its
          -------------------------------
          legal counsel regarding its Exchange Act filing requirements including, but not limited to, the possible obligation of the Company to file Forms 10-C and Form 8-K in connection with the Offering, and will timely make any and all such filings deemed necessary by such counsel.

     7.8  Registration Rights.  The Company will grant the Subscriber the
          -------------------
          registration rights covering the Shares issuable on conversion of the Preferred Stock on substantially the terms of the Registration Rights Agreement attached hereto as Exhibit E on the Closing Date.
                                       ---------

8.   Governing Law

     This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, U.S.A., applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws. Any action brought to enforce, or otherwise arising out of, this Agreement shall be heard and determined in either a federal or state court sitting in the State of Georgia, U.S.A.

9.   Entire Agreement; Amendment

     This Agreement, the Certificate of Designation, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

10.  Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

11.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.  Severability

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.  Titles and Subtitles

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.  Amount

     The undersigned Subscriber hereby subscribes for ________ shares of Preferred Stock with a face value of __________ Dollars ($______________) (U.S.) and pays herewith funds in the amount of _____________________________ Dollars ($_____________________) (U.S.).

     The undersigned Subscriber acknowledges that this subscription shall not be effective unless accepted by the Company as indicated below.


Dated this 21ST day of May, 1996.


RBB Bank Aktiengesellschaft
- ------------------------------------
(Name) (Please Print)


 /s/ Herbert StrauB
- ------------------------------------
(Signature)


 Leonhardstr. 5, 8010 Graz, Austria
- ------------------------------------
(Mailing Address)


 Austria
- ------------------------------------
(Place of Execution)


     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 21st DAY OF MAY, 1996.

               GOLF-TECHNOLOGY HOLDING, INC.


               By: /s/ Harold E. Hutchins
                  --------------------------------

               Print Name: Harold E. Hutchins
                          ------------------------

               Title: Vice President and CFO
                     -----------------------------

                              NOTICE OF CONVERSION

                    (To be Executed by the Registered Holder in order to Convert the share(s) of Series B Preferred Stock)

The undersigned hereby irrevocably elects to convert _____ shares of Series B Preferred Stock ("Preferred Stock"), represented by stock certificate No(s). ____ (the "Preferred Stock Certificate(s)") into shares of common stock ("Common Stock") of Golf-Technology Holding, Inc. (the "Company") according to the conditions of the Certificate of Designation of Series B Preferred Stock, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

The undersigned represents that it and each person or entity on whose behalf it holds shares of Preferred Stock to be converted into Common Stock (each an "Investor"): (i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the shares of Preferred Stock for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person; (iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) has not had a "short" position in the Company's securities at any time since the Purchase of the Preferred Stock (including any short call position or any long put position or any contract or arrangement that had the effect of eliminating or substantially diminishing the risk of ownership of the Preferred Stock) nor has it engaged in any hedging transaction with respect to the Preferred Stock or the Common Stock; (vi) has no prior understanding with respect to the sale of the Common Stock to any third party; (vii) has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Preferred Stock or the Common Stock issuable upon conversion of the Preferred Stock;
(viii) purchased the Preferred Stock with investment intent, is purchasing the Common Stock with investment intent and presently has no intent to sell, dispose of or otherwise transfer the Common Stock; (ix) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (x) received the offer to purchase the Preferred Stock outside the United States and, at the time the Subscription Agreement pursuant to which the Preferred Stock was executed was, and upon execution of this Notice of Conversion is, outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (x) of this Notice.

Conversion Formula:                ______________________________
                                    Date of Conversion

                                   ______________________________
                                    Applicable Conversion Price

                                   ______________________________
                                    Signature

                                   ______________________________
                                    Name

                                    Address:
                                   ______________________________
                                   ______________________________

* No shares of Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice of Conversion are received by the Company's Attorney or Transfer Agent. The original Preferred Stock Certificate(s) to be converted and the Notice of Conversion must be received by the Company's Attorney or Transfer Agent by the third business day following the Date of Conversion, or such Notice of Conversion shall become null and void in the discretion of the Company.

                                    EXHIBIT A
                                    ---------

                           Certificate of Designation
                          for Series B Preferred Stock

                                    EXHIBIT B
                                    ---------

                           Definition of "U.S. Person"

Pursuant to Rule 902 (c), (o) and (p) of Regulation S, the terms "U.S. person" and "United States" are defined as follows:

          (o)  U.S. Person.
               -----------

     (1)  "U.S. person" means:

                       (i)    Any natural person resident in the United States;

                       (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

                       (iii) Any estate of which any executor or administrator is a U.S. person;

                       (iv)   Any trust of which any trustee is a U.S. person;

                       (v) Any agency or branch of a foreign entity located in the United States;

                       (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                       (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized incorporated, or (if an individual) resident in the United States; and

                       (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act") unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Act) who are not natural persons, estates or trusts.

          (2) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

          (3) Notwithstanding paragraph (o)(1), any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

               (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

               (ii) The estate is governed by foreign law.

          (4) Notwithstanding paragraph (o)(1), any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

          (5) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

          (6) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

               (i)  The agency or branch operates for valid business reasons;
and

               (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

          (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons".

     (p)  United States.  "United States" means the United States of America,
          -------------
its territories and possessions, any State of the United States, and the District of Columbia.

                                    EXHIBIT C
                                    ---------

                       Definition of "Accredited Investor"

Pursuant to Rule 501 (a) of Regulation D, the term "Accredited Investor" is defined as follows:

1. Any bank as defined in section 3(a)(2) of the Securities Act of 1933 (the "Act"), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

2. Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

3. Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

4. Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer.

5. Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000.

6. Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

7. Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section (b)(2)(ii) of Rule 506.

8.   Any entity in which all of the equity owners are accredited investors.

                                    EXHIBIT D
                                    ---------

                    Outstanding Common Stock, Preferred Stock
                                  and Warrants


                          Golf-Technology Holding, Inc.
                               As of May 20, 1996

                        3,918,408 Shares of Common Stock

                          394,600 Shares of Preferred Stock

                          978,000 Options
                          246,294 Warrants

                                    EXHIBIT E
                                    ---------

                          Registration Rights Agreement